UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

TEXAS INSTRUMENTS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on April 21, 2011

TEXAS INSTRUMENTS INCORPORATED ATTN: JANE NAHRA 7839 CHURCHILL WAY MS 3999 DALLAS, TX 75251

Meeting Information
Meeting Type: Annual
For holders as of: February 22, 2011
Date: April 21, 2011 Time: 10:00 a.m.
Location:	12500 TI Boulevard
Dallas, Texas 75243

See page 93 of the Proxy Statement (available at www.proxyvote.com) for directions to the meeting location.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. 2011 NOTICE AND PROXY STATEMENT 2. 2010 ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 7, 2011, to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX (located on the following page) and follow the instructions. You may vote by Internet up until 11:59 p.m. Eastern Time on April 20, 2011.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as indicated above), which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR each of the nominees for director, FOR Proposals 2 and 4, and for "3 YEARS" on Proposal 3.

1.	Election of Directors Nominees:		2.	Board proposal regarding an advisory vote on named executive officer compensation.

	1a.	R. W. Babb, Jr.	3.	Board proposal regarding an advisory vote on the frequency of future advisory votes on named executive officer compensation.
	1b.	D. A. Carp
	1c.	C. S. Cox	4.	Board proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2011.
	1d.	S. P. MacMillan
	1e.	P. H. Patsley	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	1f.	R. E. Sanchez
	1g.	W. R. Sanders
	1h.	R. J. Simmons
	1i.	R. K. Templeton
	1j.	C. T. Whitman